March 9, 2017

     STRATEGIC FUNDS, INC. -Dreyfus Active MidCap Fund

Supplement to Summary and Statutory Prospectus

dated April 29, 2016

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA. Messrs. Boggs and Gala have each served as primary portfolio managers of the fund since May 2011, Mr. Cazalet has served as primary portfolio manager of the fund since December 2014, Mr. Goslin has served as primary portfolio manager of the fund since February 2015 and Mr. Zamil has served as primary portfolio manager of the fund since March 2017. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital. Mr. Goslin is a director and senior portfolio manager at Mellon Capital. Mr. Zamil is a managing director and global investment strategist at Mellon Capital. Each member of the team also is an employee of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details –Management" in the statutory prospectus:

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital. The team members are C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA and Syed A. Zamil, CFA, each of whom serves as a primary portfolio manager of the fund and all of whom are jointly and primarily responsible for managing the fund's portfolio. Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since May 2011, Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014, Mr. Goslin has served as a primary portfolio manager of the fund since February 2015 and Mr. Zamil has served as primary portfolio manager since March 2017. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993. He also has been employed by Dreyfus since 2007. Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since July 2013. He also has been employed by Dreyfus since December 2014. Prior to joining Mellon Capital, Mr. Cazalet was employed from November 2011 until June 2013 by Commonfund, Inc. where he was responsible for U.S. west coast and international clients. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. He also has been employed by Dreyfus since 1998. Mr. Goslin is a director and senior portfolio manager at Mellon Capital, which he joined in 1999. He also has been employed by Dreyfus since January 2014. Mr. Zamil is a managing director and global investment strategist at Mellon Capital, where he has been employed since October 2015. Prior to joining Mellon Capital, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments, where he focused on active equity and multi-asset strategies. Prior to American Century Investments he was employed from

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April 2011 until September 2012 by BlackRock where he focused on active equity. The portfolio managers manage the fund in their capacity as employees of Dreyfus.

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March 9, 2017

STRATEGIC FUNDS, INC
-Dreyfus Active MidCap Fund

Supplement to Statement of Additional Information dated

March 31, 2016, as revised or amended, April 1, 2016, April 29, 2016, August 31, 2016, September 30, 2016, December 30, 2016, February 1, 2017 and March 1, 2017

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

	Registered		Other Pooled
Primary	Investment	Total Assets	Investment	Total Assets	Other	Total Assets
Portfolio Manager[1]	Companies	Managed	Vehicles	Managed	Accounts	Managed
Peter D. Goslin	21	4,472M	16	599M	48	5,957M
Syed A. Zamil	21	4,472M	16	599M	48	5,957M

1	Because Messrs. Goslin and Zamil became primary portfolio managers as of March 9, 2017, their information is as of December 31, 2016.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

		Number of Accounts
Primary		Subject to Performance	Total Assets of
Portfolio Manager	Type of Account	Fees	Accounts
Peter D. Goslin	Other	7	$687,699,126
Syed A. Zamil	Other	7	$687,699,126

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio		Dollar Range of Fund Shares
Manager[1]	Fund	Beneficially Owned
Peter D. Goslin	Dreyfus Active MidCap Fund	None
Syed A. Zamil	Dreyfus Active MidCap Fund	None

1	Because Messrs. Goslin and Zamil became primary portfolio managers as of March 9, 2017, their information is as of December 31, 2016.

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